                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported)  June 30, 2000



                        Federal Realty Investment Trust
                        -------------------------------
            (Exact name of registrant as specified in its charter)


             Maryland                     1-7533                52-0782497
   ----------------------------        ------------         -------------------
   (State or other jurisdiction         (Commission           (IRS Employer
   of incorporation)                   File Number)         Identification No.)


    1626 East Jefferson Street, Rockville, Maryland             20852-4041
    -------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number including area code: 301/998-8100
                                                          ------------


Exhibit Index appears on Page 3.

Item 5.   Other Events

          Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at June 30, 2000.


Item 7.   Financial Statements and Exhibits

    (c)   Exhibits.


          99   Supplemental portfolio information at June 30, 2000



                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FEDERAL REALTY INVESTMENT TRUST


                           /s/ Cecily A. Ward
Date:  July 26, 2000       _________________________________
                           Cecily A. Ward
                           Vice President, Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX


Exh No.   Exhibit                                                     Page No.
-------   -------                                                     --------

 99       Supplemental portfolio information at June 30, 2000             4

                                      -3-